                                                               EXHIBIT 10.10(c)

    AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

     THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of the 5th Day of April, 1998 is made by and among QUESTECH, INC., a Virginia corporation ("QUESTECH"), QUESTECH SERVICE COMPANY, a Virginia corporation formerly known as Engineering Resources, Inc. ("QTSC"), QUESTECH PACKAGING, INC., a Virginia corporation ("QTPI"; QuesTech, QTSC, and QTPI are referred to individually as a "Borrower" and collectively as the 'Borrowers"), and FIRST UNION NATIONAL BANK, a national banking association, successor by merger to Signet Bank, a Virginia banking corporation (the "Lender").

RECITALS

A. The Lender and the Borrowers entered into an Amended and Restated Loan and Security Agreement dated as of June 3,1 996 (as amended through the date hereof, the Agreement) pursuant to which the Lender has agreed to extend credit to the Borrowers, and the Borrowers have agreed to obtain credit from the Lender, on the terms and conditions set forth in such Agreement.

B. The Borrowers have requested that the Lender make certain modifications to the Agreement, including increasing the Maximutn Amount, and the Lender has consented to such request subject to the execution of this Amendment and the satisfaction of the conditions specified herein.

C. The Borrowers and the Lender now desire to execute this Amendment to set forth their agreements with respect to the modifications to the Agreement.

     Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrowers agree as follows:

     SECTION 1. Definitions. Capitalized terms used in this Amendment and not defined herein are deemed in the Agreement.

     SECTION 2. Amendments to Agreement. The Agreement is hereby amended as follows:

     Amendments to Section 1. Section 1 of the Agreement is amended as follows:

          (a) Commitment Fee. The definition of the term Commitment Fee is replaced in its entirety with the following definition:

          "Commitment FEE" means the quarterly fee to be paid by the Borrowers to the Lender pursuant to Section 2.5 hereof in consideration of the commitment by the Lender to make Revolving Loans hereunder. The Commitment Fee due for each calendar quarter (or portion thereof) shall equal the product of the Commitment Fee Rate in effect for such quarter (or portion thereof) multiplied by the difference between $6,500,000.00 and the sum of the average daily principal balance of the Revolving Loans during such quarter (or applicable portion thereof) plus the average


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


     daily face amount of all Letters of Credit outstanding during such quarter (or applicable portion thereof).

          (b) Maximum Amount. The definition of the term Maximum Amount is replaced in its entirety with the following definition:

          "Maximum Amount" means, at any time, the lesser of (a) the difference between $6,500,000.00 and the Letter of Credit Exposure as such time or (b) the then applicable Borrowing Base.

          (c) Revolving Note. The definition of the term Revolving Note is replaced in its entirety with the following definition:

          Revolving Note" means the promissory note in form and substance acceptable to the Lender in the original principal amount of $6,500,000.00 (as it may be amended, modified supplemented or replaced from time to time) evidencing the obligation of the Borrower tO pay the principal amount of the Revolving Loans together with interest on the Revolving Loans.

     SECTION 3. Representations and Warranties of Borrowers. The Borrower, jointly and severally represents and warrants to the Lender that:

          (a) Each Borrower has the power and authority to enter into and to perform this Amendment, to execute and deliver all documents relating to this Amendment, and to incur the obligations provided for in this Amendment, all of which have been duly authorized and approved in accordance with the Borrower's corporate documents;

          (b) This Amendment, together with all documents executed pursuant hereto, shall constitute when executed the valid and legally binding obligations of the Borrowers in accordance with their respective terms;

          (c) Except with respect to events or circumstances occurring subsequent to the date thereof and known to the Lender, all representations and warranties made in the Agreement are true and correct as of the date hereof, with the same force and effect as if all representations and warranties were fully set forth herein;

          (d) Each Borrower's obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Agreement or any of the other Loan Documents; and

          (e) As of the date hereof, no Borrower has any offsets or defenses against the payment of any of the Obligations.

     SECTION 4. Waiver of Claims. As a specific inducement to the Lender without which the Borrowers acknowledges the Lender would not enter into this Amendment and the other documents executed in connection herewith, each Borrower hereby waives any and all claims that it may have against the Lender, as of the date hereof, arising out of or relating to the


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     Agreement or any other Loan Document whether sounding in contract, tort or any other basis.

     SECTION 5. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Borrowers have executed and completed this Amendment and a Revolving Note in form and substance acceptable to the Lender, have delivered such original, executed documents to the Lender, and have reimbursed the Lender for the Lender's costs and expenses incurred in connection with this Amendment.

     SECTION 6. Miscellaneous.

          6.1 Reference To Agreement and Note. Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement" and each reference in the other Loan Documents to the Agreement, shall mean and be a reference to the Agreement as amended hereby and each reference in the Agreement and the other Loan Documents to the "Note" shall mean and be a reference to the applicable Note executed by the Borrowers and delivered to the Lender pursuant to Section 5 hereof.

          6.2 Effect on Loan Documents. Except as specifically amended above, the Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, all Collateral given to secure the Obligations of the Borrowers under the Agreement and the other Loan Documents prior to the date hereof does and shall continue to secure all Obligations of the Borrowers under the Agreement, as amended hereby and the other Loan Documents, and, except as provided in the Agreement and the other Loan Documents, no such Collateral shall be released until all conditions to such release as contained in the Loan documents are satisfied or all Obligations are satisfied and completely discharged.

          6.3 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          6.4 Costs, Expenses and Taxes. The Borrowers, jointly and severally, agree to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto.

          6.5 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, without giving effect to conflict of law provisions.



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



     IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Amendment to be signed by their duly authorized representatives under seal all as of the day and year first above written.

                          QUESTECH, INC., a Virginia corporation
ATTEST:


M. P. Rivera              By V. L. Salvatori
-----------------------      -----------------------------------------------
(Asst.) Secretary            Vincent L. Salvatori, Chairman
[corporate seal]


                          QUESTECH SERVICE COMPANY, INC., a Virginia corporation

ATTEST:


M. P. Rivera              By: V. L. Salvatori
-----------------------      -----------------------------------------------
(Asst.) Secretary             Vincent L. Salvatori, Chairman
[corporate seed]


                          QUESTECH PACKAGING, INC., a Virginia
                          corporation

ATTEST:


M. P. Rivera              By: V. L. Salvatori
-----------------------      -----------------------------------------------
(Asst.) Secretary             Vincent L. Salvatori, Chairman
[corporate seed]




                         FIRST UNION NATIONAL BANK, a national banking association


                         By:  Robert Lee Reed
                            -----------------------------------------------
                              Robert Lee Reed, Assistant Vice President


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



Customer #
Note #
                                 REVOLVING NOTE

$8,000,000.00                                             28 April, 1998
                                                  ----------------------
                                                  Falls Church, Virginia

     FOR VALUE RECEIVED, QUESTECH, INC., a Virginia corporation ("QuesTech"), QUESTECH SERVICE COMPANY, a Virginia corporation formerly known as Engineering Resources, Inc. ("QTSC"), QUESTECH PACKAGING, INC., a Virginia corporation ("QTPI") and QT INFORMATION SCIENCES CORPORATION, a Virginia corporation ("QTISC"; QuesTech. QTSC, QTPI and QTISC are referred to individually as a "Borrower" and collectively as the "Borrowers"), hereby jointly and severally promise to pay to the order of FIRST UNION NATIONAL BANK, a national banking association, successor by merger to Signet Bank, a Virginia banking corporation (the "Lender"), at North Tower, 5th Floor, 7799 Leesburg Pike, Falls Church, Virginia, or such other location as the holder hereof may in writing designate, the principal sum of Eight Million and no/100 Dollars ($8,000,000.00) or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Loans made by the Lender to the Borrowers in accordance with the Loan Agreement in lawful money of the United States of America in immediately available funds, on the Termination Date and to pay interest on the unpaid principal amount of the Revolving Loans, at such office, in like money and funds, for the period commencing on the date of each Revolving Loan until such Revolving Loan shall be paid in full, at the rate or rates per annum and on the dates provided in the Loan Agreement. The Borrowers may borrow, prepay without penalty and reborrow hereunder in accordance with the provisions of the Loan Agreement.

     This Revolving Note is the Revolving Note referred to in the Amended and Restated Loan and Security Agreement dated as of June 3, 1996 among the Lender and QuesTech. QTSC and QTPI (as amended, modified, supplemented and replaced from time to time, including that certain Amendment No. 4 to Amended and Restated Loan and Security Agreement dated the date hereof, the "Loan Agreement"), and evidences Revolving Loans made by the Lender thereunder. Capitalized terms used in this Revolving Note which are not otherwise defined herein have the respective meanings assigned to them in the Loan Agreement.

     The Lender is hereby authorized by the Borrowers to maintain records of the amount of each Revolving Loan made by the Lender in accordance with the Loan Agreement, the date such Revolving Loan is made, and the amount of each payment or prepayment of principal, interest, or other charges made in respect of such Revolving Loan received by the Lender. The Borrowers agree that, absent manifest error, the amounts so evidenced in such records shall constitute conclusive evidence of the amount owed hereunder.

     Upon the occurrence and continuation of an Event of Default, the principal hereof and accrued interest hereon may be declared to be, or may become, forthwith due and payable in the manner, upon the conditions and with the effect provided in the Loan Agreement.

     The Borrowers and every guarantor and endorser hereof hereby waive presentment, demand, notice of dishonor, protest and all other demands and


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



notices (other than as required by Section 8 of the Loan Agreement) in connection with the delivery, acceptance, performance and enforcement of this Revolving Note.

     This Revolving Note is given in substitution for, and not in novation of, that certain Promissory Note given by QuesTech, QTSC and QTPI to the Lender in the principal amount of Six Million Five Hundred Thousand and no/100 Dollars ($6,500,000.00) dated April 5, 1998.

     IN WITNESS WHEREOF, the Borrowers have caused their corporate names to be signed by their duly authorized officers under seal as of the date and year first above written.

                              QUESTECH, INC. a Virginia corporation



ATTEST:                       By:   V. L Salvatori
                                   -------------------------------
                                   Vincent L. Salvatori, Chairman

M. P. Rivera
----------------------
Secretary
[corporate seal]

                              QUESTECH SERVICE COMPANY, a Virginia
                              corporation



ATTEST:                       By:   V. L Salvatori
                                   --------------------------------
                                   Vincent L. Salvatori, Chairman

M. P. Rivera
----------------------
Secretary
[corporate seal]

                              QUESTECH PACKAGING, INC., a Virginia
                              corporation



ATTEST:                       By:   V. L Salvatori
                                   ------------------------------
                                   Vincent L. Salvatori, Chairman

M. P. Rivera
----------------------
Secretary
[corporate seal]

                              QT INFORMATION SCIENCES
                              CORPORATION, a Virginia corporation



ATTEST:                       By:   V. L Salvatori
                                   -------------------------------
                                   Vincent L. Salvatori, Chairman

M. P. Rivera
-----------------------
Secretary
[corporate seal]



COMMONWEALTH OF VIRGINIA )
                         ) to-wit:
COUNTY OF FAIRFAX        )

     The foregoing instrument was subscribed sworn to, and acknowledged before me, the undersigned notary, public on this 28 day of April, 1998, in the jurisdiction aforesaid, by Vincent L. Salvatori, the Chairman of QuesTech, Inc., QuesTech Service Company, QuesTech Packaging, Inc. and QT Information Sciences Corporation, in behalf of, and as the duly authorized act of, each such corporation.



                                         M. D. Benford
                                  ---------------------------------
                                        Notary Public [SEAL]

My commission expires:   7/30/2000
                        --------------





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